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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-27867 and 333-56671) of Diversified Corporate Resources, Inc. and Subsidiaries of our reports dated March 30, 2001 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP

Dallas, Texas
March 30, 2001


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